SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 28, 1998



                       HARRIS CHEMICAL NORTH AMERICA, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                             33-67546               48-1135402
--------                             --------               ----------
(State or other jurisdiction         (Commission File       (IRS Employer
of incorporation)                    Number)                Identification No.)

2100 Sanders Road                                           60062
Northbrook, Illinois 60062                                  -----
(Address of principal executive offices)                    (Zip Code)



                                 (847) 272-9200
              (Registrant's telephone number, including area code)



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Item 5.           Other Events.

                  As previously reported, on April 1, 1998 Harris Chemical North America, Inc., a Delaware corporation (the "Company"), and Sifto Canada Inc., a corporation organized under the laws of the Province of Ontario, Canada ("SIFTO"), became indirect, wholly-owned subsidiaries of IMC Global Inc., a Delaware corporation ("IMC").

                  The Company has outstanding (i) $335,000,000 aggregate principal amount of its 10 3/4% Senior Subordinated Notes due October 15, 2003 (the "10 3/4% Notes") pursuant to an Indenture dated as of October 15, 1993 between the Company and IBJ Schroder Bank and Trust Company, as Trustee (the "10 3/4% Indenture") and (ii) $250,000,000 aggregate principal amount of its 10 1/4% Senior Secured Discount Notes due July 15, 2001 (the "10 1/4% Notes") pursuant to an Indenture dated as of October 15, 1993 between the Company and The Bank of New York, as Trustee (the "10 1/4% Indenture"). SIFTO has outstanding $100,000,000 aggregate principal amount of its 8 1/2% Senior Secured Notes due July 15, 2000 (the "SIFTO Notes") pursuant to an Indenture dated as of October 15, 1993 between SIFTO and The Chase Manhattan Bank (formerly known as Chemical
Bank), as Trustee (the "SIFTO Indenture").

                  The transaction pursuant to which the Company and SIFTO became indirect, wholly-owned subsidiaries of IMC was a "Change in Control" of the Company and SIFTO as defined in the 10 3/4% Indenture, the 10 1/4% Indenture and the SIFTO Indenture, respectively. As a result, the Company was required to make an offer to purchase the 10 3/4% Notes and the 10 1/4% Notes and SIFTO was required to make an offer to purchase the SIFTO Notes in each case at a purchase price equal to 101% of the outstanding principal amount thereof.


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                  Pursuant to such requirements, the Company and SIFTO have each issued Offers to Purchase (each dated May 28, 1998) such Notes. Each of the offers will expire on June 29, 1998, unless extended. Copies of such Offer to Purchase and the related Letter of Transmittal may be obtained from

                  (i)  in the case of the 10 3/4% Notes:
                  IBJ Schroder Bank and Trust Company
                  P.O. Box 84
                  Bowling Green Station
                  New York, New York 10274-0084
                  Attention:  Reorganization Operations Department
                  (212) 858-2103

                  (ii)  in the case of the 10 1/4% Notes:

                  The Bank of New York
                  101 Barclay Street
                  Reorganization Section
                  Floor 7 East
                  New York, New York 10286
                  Attention:  Millicent Burnett
                  (212) 815-3502

                  (iii)  in the case of the SIFTO Notes:

                  The Chase Manhattan Bank
                  GTS - Service Delivery
                  450 West 33rd Street, 15th Floor
                  New York, New York 10001
                  Attention:  Wanda Eiland
                  (212) 946-7183

                  Questions or requests for assistance may also be directed  to:
Investor Relations Department, Harris Chemical North America, Inc., 2100 Sanders Road, Northbrook, Illinois 60062, Telephone (847) 272-9200.



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                                                     SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARRIS CHEMICAL NORTH AMERICA, INC.
                                           (Registrant)



                                           By: /s/Marschall I. Smith
                                                Marschall I. Smith
                                                Vice President
                                                and Assistant Secretary



Dated:  June 12, 1998






































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